SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                  FORM 8-K
                               CURRENT REPORT





                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): October 17, 1997
                                                 __________________

                            LSB INDUSTRIES, INC.
            ____________________________________________________
           (Exact name of registrant as specified in its charter)

     Delaware                1-7677               73-1015226
__________________     __________________    ____________________
(State or other        (Commission File      (IRS Employer
 jurisdiction of            Number)          Identification No.)
 incorporation)


16 South Pennsylvania, Oklahoma City, Oklahoma         73107
______________________________________________    _______________
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (405) 235-4546
                                                  ________________


                              Not applicable
       ____________________________________________________________
       (Former name or former address, if changed since last report)

Item 5.   Other Events.
          _____________

     On October 17, 1997, Prime Financial Corporation ("Prime"), a subsidiary of the Registrant borrowed the principal amount of $3,000,000.00 from SBL Corporation ("SBL"). The loan is payable on demand with interest paid monthly in arrears at a variable interest rate equal to the Wall Street Journal Prime Rate plus two percent (2%) per annum. The Registrant has guaranteed the payment of the loan. The purpose of the loan is to assist the Registrant by providing additional liquidity. The shareholders of SBL are the following members of the immediate family of Jack E. Golsen, the Chairman of the Board, Chief Executive Officer and President of the Registrant.

Item 7.   Financial Statements and Exhibits.
          __________________________________

     (c)  Exhibits.

          10.1 Promissory Note, dated October 17, 1997, between the Prime Financial Corporation and SBL
               Corporation.

          10.2 Limited Guaranty, dated October 17, 1997, executed by LSB Industries, Inc.

                                SIGNATURES
                                ___________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  October 29, 1997.

                              LSB INDUSTRIES, INC.


                              By: /s/ David R. Goss
                                 ________________________
                                 David R. Goss
                                 Senior Vice President






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